                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of  Incorporation  of TCI Portfolios,  Inc.,  dated June 3,
1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios,  Inc.,  dated July 22, 1988
(filed as Exhibit 1.2 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc., dated August 10, 1993
(filed as Exhibit 1.3 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  33-14567,  filed on January
16, 1996, and incorporated herein by reference).

EX-99.a4    Articles  Supplementary of TCI Portfolios,  Inc., dated November 30,
1992  (filed  as  Exhibit  1.4  to  Post-Effective   Amendment  No.  18  to  the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
(filed as Exhibit 1.5 to  Post-Effective  Amendment  No. 18 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on March 20,
1996, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
(filed as Exhibit 1.6 to  Post-Effective  Amendment  No. 19 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on September
27, 1996, and incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios,  Inc.,  dated April 1, 1997
(filed as Exhibit 1.7 to  Post-Effective  Amendment  No. 20 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on April 28,
1997, and incorporated herein by reference).

EX-99.a8    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9    Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective  Amendment No.
23 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 16, 1999 (filed as Exhibit a10 to Post-Effective  Amendment
No. 25 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on March 17, 1999, and incorporated herein by reference).

EX-99.a11   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated October 12, 2000 (filed as Exhibit a11 to  Post-Effective  Amendment
No. 29 to the Registration  Statement on Form N-1A of the Registrant on December
1, 2000, File No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated May 21, 2001 (filed as Exhibit a12 to  Post-Effective  Amendment No.
31 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on June 1, 2001, and incorporated herein by reference).

EX-99.a13   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated March 6, 2002 (filed as Exhibit a13 to Post-Effective  Amendment No.
35 to the  Registration  Statement  on Form  N-1A of the  Registrant,  File  No.
33-14567, filed on April 12, 2002, and incorporated herein by reference).

EX-99.a14   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated December 17, 2002 (filed as Exhibit a14 to Post-Effective  Amendment
No. 36 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on January 27, 2003, and incorporated herein by reference).

EX-99.a15   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated January 15, 2004 (filed as Exhibit a15 to  Post-Effective  Amendment
No. 38 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on February 11, 2004, and incorporated herein by reference).

EX-99.a16   Articles  Supplementary  of American  Century  Variable  Portfolios,
Inc., dated February 24, 2004 (filed as Exhibit a16 to Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-14567, filed on April 15, 2004, and is incorporated herein by reference).

EX-99.b1    Amended and Restated By-Laws of TCI Portfolios, Inc., dated November
23,  1991  (filed  as  Exhibit  b2 to  Post-Effective  Amendment  No.  17 to the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2    Amendment  to  Amended  and  Restated  By-Laws of  American  Century
Variable  Portfolios,  Inc.,  dated  November  22,  1997 (filed as Exhibit b2 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-14567,  filed on January 15, 1999, and incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation,  appearing as Exhibit 1.1 to Post-Effective Amendment
No.  17 on Form  N-1A of the  Registrant,  and  Article  Fifth  of  Registrant's
Articles of Amendment,  appearing as Exhibit 1.3 to Post-Effective Amendment No.
17 on Form N-1A of the Registrant; and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22,
25, 30, 31, 33, 39, 40, 45 and 46 of Registrant's  Amended and Restated  By-Laws
appearing as Exhibit b2 to  Post-Effective  Amendment No. 17 on Form N-1A of the
Registrant,  and Sections 25, 32 & 33 of Registrant's  By-Laws  appearing as
Exhibit b2 to Post-Effective Amendment No. 24 on Form N-1A of the Registrant.

EX-99.d     Amended and Restated  Management  Agreement between American Century
Variable  Portfolios,  Inc. and American Century  Investment  Management,  Inc.,
dated August 1, 2004.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc., dated May 1, 2004 (filed as
Exhibit e5 to Post-Effective  Amendment No. 35 to the Registration  Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc.,  dated as of August 1, 2004
(filed as  Exhibit e6 to  Post-Effective  Amendment  No. 24 to the  Registration
Statement on Form N-1A of American Century  Investment Trust, File No. 33-65170,
filed on July 29, 2004, and incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated as of September 30, 2004
(filed as  Exhibit e7 to  Post-Effective  Amendment  No. 20 to the  Registration
Statement on Form N-1A of American Century  Strategic Asset  Allocations,  Inc.,
File No.  33-79482,  filed on September  30, 2004,  and  incorporated  herein by reference).

EX-99.e8    Amendment No. 7 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Global Custody  Agreement  between The Chase  Manhattan Bank and the
Twentieth Century and Benham Funds,  dated August 9, 1996 (filed as Exhibit 8 to
Post-Effective  Amendment No. 31 to the  Registration  Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody  Agreement  between The Chase  Manhattan
Bank and the Twentieth  Century and Benham Funds,  dated December 9, 2000, filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on January 9, 2001 and incorporated herein by reference).

EX-99.g3    Master Agreement by and between Twentieth  Century  Services,  Inc., and  Commerce  Bank,  N.A.,  dated  January  22,  1997  (filed as  Exhibit 8e to
Post-Effective  Amendment No. 76 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 28,
1997, and incorporated herein by reference).

EX-99.h1    Transfer  Agency  Agreement  with  between TCI  Portfolios,  Inc and
Twentieth Century Services,  Inc., (formerly J.E. Stowers & Company),  dated
October 15, 1987 (filed as Exhibit 9 to  Post-Effective  Amendment No. 19 to the
Registration Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust,  File No. 2-94608 filed on January 30, 2004, and  incorporated  herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File No.  333-116351,  filed on September 1, 2004,  and  incorporated  herein by reference).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to
Post-Effective  Amendment No. 99 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j3 to
Post-Effective  Amendment No. 103 to the Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213 filed on December 1, 2003, and incorporated herein by reference).

EX-99.j4    Secretary's  Certificate,  dated November 25, 2002 (filed as Exhibit
j3 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of American Century Mutual Funds, Inc., File No. 2-14213,  filed on December 17,
2002, and incorporated herein by reference).

EX-99.m1    Class II Master  Distribution  Plan,  dated May 18,  2001  (filed as
Exhibit m1 to Post-Effective  Amendment No. 32 on to the Registration  Statement
on Form N-1A of the Registrant,  File No. 33-14567,  filed on July 16, 2001, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to Class II Master Distribution Plan, dated December
31,  2002  (filed  as  Exhibit  m2 to  Post-Effective  Amendment  No.  4 to  the
Registration  Statement on Form N-1A of American Century Variable Portfolios II,
Inc.,  File No.  333-46922,  on December 20, 2002,  and  incorporated  herein by reference).

EX-99.m3    Amendment No. 2 to Class II Master Distribution Plan, dated April 5,
2004 (filed as Exhibit m3 to Post-Effective Amendment No. 39 to the Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on April 15,
2004, and incorporated herein by reference).

EX-99.m4    Class IV Master Distribution Plan, dated as of May 3, 2004 (filed as
Exhibit m4 to Post-Effective  Amendment No. 39 to the Registration  Statement on
Form N-1A of the  Registrant,  File No.  33-14567,  filed on April 15, 2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple  Class Plan,  dated as of May 3, 2004
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 39 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-14567, filed on April 15,
2004, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated  Multiple Class Plan (to
be filed by amendment).

EX-99.p     American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A of
American Century Asset Allocation Portfolios,  Inc., File No. 333-116351,  filed on August 30, 2004, and incorporated herein by reference).